Exhibit 99.1

CITIGROUP -- SUMMARY FINANCIAL INFORMATION REFLECTING THE 1Q22 OPERATING SEGMENT AND REPORTING UNIT STRUCTURE	Historical - 4Q21

Page
Citigroup
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment and Reporting Units Details
Net Revenues and Income	4

Institutional Clients Group (ICG)	5
Reporting Unit Revenues	6
Personal Banking and Wealth Management (PBWM)	7
Legacy Franchises	8
Corporate / Other	9

As previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2021 (2021 Annual Report on Form 10-K), Citi is making management reporting changes to align with its vision and strategy, as part of its strategic refresh. In the first quarter of 2022, Citi will revise its financial reporting structure to align with these management reporting changes to enable investors and others to better understand the performance of Citi’s businesses. For additional information on the management reporting changes and revised financial reporting structure, including revised segments and reporting units, please see page 6 of Citi’s 2021 Annual Report on Form 10-K.

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

	Full	Full	Full	Full	Full	FY 2021 vs.
	Year	Year	Year	Year	Year	FY 2020 Increase/
	2017	2018	2019	2020	2021	(Decrease)

Total revenues, net of interest expense(1)(2)	$73,693	$74,036	$75,067	$75,501	$71,884	(5%)
Total operating expenses(1)(3)	43,481	43,023	42,783	44,374	48,193	9%
Net credit losses (NCLs)	7,076	7,113	7,768	7,611	4,895	(36%)
Credit reserve build / (release) for loans	427	241	450	8,311	(7,998)	NM
Provision / (release) for unfunded lending commitments	(161)	113	92	1,446	(788)	NM
Provisions for benefits and claims, HTM debt securities and other assets	109	101	73	127	113	(11%)
Provisions for credit losses and for benefits and claims	7,451	7,568	8,383	17,495	(3,778)	NM
Income from continuing operations before income taxes	22,761	23,445	23,901	13,632	27,469	NM
Income taxes(4)	29,388	5,357	4,430	2,525	5,451	NM
Income from continuing operations	(6,627)	18,088	19,471	11,107	22,018	98%
Income (loss) from discontinued operations, net of taxes	(111)	(8)	(4)	(20)	7	NM
Net income before noncontrolling interests	(6,738)	18,080	19,467	11,087	22,025	99%
Net income (loss) attributable to noncontrolling interests	60	35	66	40	73	83%
Citigroup’s net income	$(6,798)	$18,045	$19,401	$11,047	$21,952	99%

Diluted earnings per share:
Income from continuing operations	$(2.94)	$6.69	$8.04	$4.73	$10.14	NM
Citigroup’s net income	$(2.98)	$6.68	$8.04	$4.72	$10.14	NM
Shares (in millions):
Average basic	2,698.5	2,493.3	2,249.2	2,085.8	2,033.0	(3%)
Average diluted	2,698.5	2,494.7	2,265.3	2,099.0	2,049.4	(2%)
Common shares outstanding, at period end

Preferred dividends	$1,213	$1,174	$1,109	$1,095	$1,040	(5%)

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$(7,937)	$16,680	$18,174	$9,899	$20,751	NM
Citigroup’s net income	$(8,048)	$16,672	$18,171	$9,879	$20,758	NM

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$(7,937)	$16,680	$18,207	$9,930	$20,781	NM
Citigroup’s net income	$(8,048)	$16,672	$18,204	$9,909	$20,788	NM

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(6)(7)(8)	12.36%	11.86%	11.79%	11.51%	12.25%
Tier 1 Capital ratio(6)(7)(8)	14.06%	13.43%	13.33%	13.06%	13.91%
Total Capital ratio(6)(7)(8)	16.30%	16.14%	15.87%	15.33%	16.04%
Supplementary Leverage ratio (SLR)(7)(8)(9)	6.68%	6.40%	6.20%	6.99%	5.73%
Return on average assets	(0.36)%	0.94%	0.98%	0.50%	0.94%
Return on average common equity	(3.9)%	9.4%	10.3%	5.7%	11.5%
Efficiency ratio (total operating expenses/total revenues, net)	59.0%	58.1%	57.0%	58.8%	67.0%

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$1,842.5	$1,917.4	$1,951.2	$2,260.1	$2,291.4
Total average assets	1,875.5	1,920.2	1,978.8	2,226.5	2,347.7	5%
Total deposits	959.8	1,013.2	1,070.6	1,280.7	1,317.2
Citigroup’s stockholders’ equity	200.7	196.2	193.2	199.4	202.0
Book value per share	70.62	75.05	82.90	86.43	92.21
Tangible book value per share	60.16	63.79	70.39	73.67	79.16

Direct staff (in thousands)	209	204	200	210	223

(1)

During 2021, Citi reclassified deposit insurance expenses from Interest expense to Other operating expenses for all periods presented. For additional information, see Note 29 in Notes to Consolidated Financial Statements in Citi’s 2021 Annual Report on Form 10-K.

(2) 2021 includes an approximate $680 million loss on sale (approximately $580 million after-tax), related to the announced sale of Citi’s consumer banking operations in Australia.

(3)

2021 includes an approximate $1.052 billion charge (approximately $792 million after-tax), in connection with the Voluntary Early Retirement Plan (VERP) related to the announced wind-down of Citi’s consumer banking operations in Korea.

(4) 2021 includes an approximate $600 million benefit from a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(5) Not used.

(6)

Citi’s reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Advanced Approaches as of December 31, 2020, and the U.S. Basel III Standardized Approach for all other periods presented. Citi’s reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework for all periods presented. The reportable ratios represent the more binding of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment.

(7)

Commencing January 1, 2020, Citi has elected to apply the modified transition provision related to the impact of the CECL accounting standard on regulatory capital, as provided by the U.S. banking agencies’ September 2020 final rule. For additional information, see "Capital Resources" in Citi’s 2021 Form 10-K.

(8)

Citigroup’s risk-based capital ratios and Supplementary Leverage Ratio reflect full implementation of the U.S. Basel III rules for all periods. As of December 31, 2017, these ratios are non-GAAP financial measures, which reflect full implementation of regulatory capital adjustments and deductions prior to the effective date of January 1, 2018.

(9)

As of December 31, 2020, Citigroup’s Total Leverage Exposure (the Supplementary Leverage Ratio denominator) temporarily excluded U.S. Treasuries and deposits at Federal Reserve Banks. For additional information, see “Capital Resources” in Citi’s 2021 Form 10-K.

Note: Ratios and variance percentages are calculated based on the displayed amounts.
NM Not meaningful.
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	Full	Full	Full	Full	Full	FY 2021 vs.
	Year	Year	Year	Year	Year	FY 2020 Increase/
	2017	2018	2019	2020	2021	(Decrease)
Revenues
Interest revenue	$61,579	$70,828	$76,510	$58,089	$50,475	(13%)
Interest expense(1)	15,269	23,084	28,382	13,338	7,981	(40%)
Net interest income (NII)(2)	46,310	47,744	48,128	44,751	42,494	(5%)

Commissions and fees	12,707	11,857	11,746	11,385	13,672	20%
Principal transactions	8,940	8,905	8,892	13,885	10,154	(27%)
Administrative and other fiduciary fees	3,584	3,580	3,411	3,472	3,943	14%
Realized gains (losses) on investments	778	421	1,474	1,756	665	(62%)
Impairment losses on investments and other assets	(63)	(132)	(32)	(165)	(206)	(25%)
Provision for credit losses on AFS debt securities(3)	-	-	-	(3)	(3)	-
Other revenue (loss)	1,437	1,661	1,448	420	1,165	NM
Total non-interest revenues (NIR)(2)	27,383	26,292	26,939	30,750	29,390	(4%)
Total revenues, net of interest expense	73,693	74,036	75,067	75,501	71,884	(5%)

Provisions for credit losses and for benefits and claims
Net credit losses	7,076	7,113	7,768	7,611	4,895	(36%)
Credit reserve build / (release) for loans	427	241	450	8,311	(7,998)	NM
Provision for credit losses on loans	7,503	7,354	8,218	15,922	(3,103)	NM
Provision for credit losses on held-to-maturity (HTM) debt securities	-	-	-	7	(3)	NM
Provision for credit losses on other assets	-	-	-	7	-	(100%)
Policyholder benefits and claims	109	101	73	113	116	3%
Provision for credit losses on unfunded lending commitments	(161)	113	92	1,446	(788)	NM
Total provisions for credit losses and for benefits and claims	7,451	7,568	8,383	17,495	(3,778)	NM

Operating expenses
Compensation and benefits	21,181	21,154	21,433	22,214	25,134	13%
Premises and equipment	2,453	2,324	2,328	2,333	2,314	(1%)
Technology / communication	6,909	7,193	7,077	7,383	7,828	6%
Advertising and marketing	1,608	1,545	1,516	1,217	1,490	22%
Other operating(1)	11,330	10,807	10,429	11,227	11,427	2%
Total operating expenses	43,481	43,023	42,783	44,374	48,193	9%

Income from continuing operations before income taxes	22,761	23,445	23,901	13,632	27,469	NM
Provision for income taxes(4)	29,388	5,357	4,430	2,525	5,451	NM

Income (loss) from continuing operations	(6,627)	18,088	19,471	11,107	22,018	98%
Discontinued operations
Income (loss) from discontinued operations	(104)	(26)	(31)	(20)	7	NM
Provision (benefit) for income taxes	7	(18)	(27)	-	-	-
Income (loss) from discontinued operations, net of taxes	(111)	(8)	(4)	(20)	7	NM

Net income before noncontrolling interests	(6,738)	18,080	19,467	11,087	22,025	99%

Net income (loss) attributable to noncontrolling interests	60	35	66	40	73	83%
Citigroup’s net income	$(6,798)	$18,045	$19,401	$11,047	$21,952	99%

(1)	See footnote 1 on page 1.
(2)	The 2017 and 2018 Net interest income and Non-interest revenue amounts have been adjusted from those reported in Citi's 2021 Annual Report on Form 10-K to appropriately reflect the reported reclassification of deposit insurance expense from Net interest income to Other operating expenses, consistent with the approach used for 2019, 2020 and 2021.
(3)	In accordance with ASC 326.
(4)	See footnote 4 on page 1.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						4Q21 Increase/
	December 31,	December 31,	December 31,	December 31,	December 31,	(Decrease) from
	2017	2018	2019	2020	2021	4Q20
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,775	$23,645	$23,967	$26,349	$27,515	4%
Deposits with banks, net of allowance	156,741	164,460	169,952	283,266	234,518	(17%)
Securities borrowed and purchased under agreements to resell, net of allowance	232,478	270,684	251,322	294,712	327,288	11%
Brokerage receivables, net of allowance	38,384	35,450	39,857	44,806	54,340	21%
Trading account assets	252,790	256,117	276,140	375,079	331,945	(11%)
Investments
Available-for-sale debt securities, net of allowance	290,725	288,038	280,265	335,084	288,522	(14%)
Held-to-maturity debt securities, net of allowance	53,320	63,357	80,775	104,943	216,963	NM
Equity securities	8,245	7,212	7,523	7,332	7,337	-
Total investments	352,290	358,607	368,563	447,359	512,822	15%
Loans, net of unearned income
Consumer	382,016	384,341	400,938	386,474	376,534	(3%)
Corporate	285,018	299,855	298,545	289,409	291,233	1%
Loans, net of unearned income	667,034	684,196	699,483	675,883	667,767	(1%)
Allowance for credit losses on loans (ACLL)	(12,355)	(12,315)	(12,783)	(24,956)	(16,455)	34%
Total loans, net	654,679	671,881	686,700	650,927	651,312	-
Goodwill	22,256	22,046	22,126	22,162	21,299	(4%)
Intangible assets (including MSRs)	5,146	5,220	4,822	4,747	4,495	(5%)
Other assets, net of allowance	103,926	109,273	107,709	110,683	125,879	14%
Total assets	$1,842,465	$1,917,383	$1,951,158	$2,260,090	$2,291,413	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$126,880	$105,836	$98,811	$126,942	$158,552	25%
Interest-bearing deposits in U.S. offices	318,613	361,573	401,418	503,213	543,283	8%
Total U.S. deposits	445,493	467,409	500,229	630,155	701,835	11%
Non-interest-bearing deposits in offices outside the U.S.	87,440	80,648	85,692	100,543	97,270	(3%)
Interest-bearing deposits in offices outside the U.S.	426,889	465,113	484,669	549,973	518,125	(6%)
Total international deposits	514,329	545,761	570,361	650,516	615,395	(5%)

Total deposits	959,822	1,013,170	1,070,590	1,280,671	1,317,230	3%
Securities loaned and sold under agreements to resell	156,277	177,768	166,339	199,525	191,285	(4%)
Brokerage payables	61,342	64,571	48,601	50,484	61,430	22%
Trading account liabilities	125,170	144,305	119,894	168,027	161,529	(4%)
Short-term borrowings	44,452	32,346	45,049	29,514	27,973	(5%)
Long-term debt	236,709	231,999	248,760	271,686	254,374	(6%)
Other liabilities(2)	57,021	56,150	57,979	59,983	74,920	25%
Total liabilities	$1,640,793	$1,720,309	$1,757,212	$2,059,890	$2,088,741	1%

Equity
Stockholders’ equity
Preferred stock	$19,253	$18,460	$17,980	$19,480	$18,995	(2%)
Common stock	31	31	31	31	31	-
Additional paid-in capital	108,008	107,922	107,840	107,846	108,003	-
Retained earnings	138,425	151,347	165,369	168,272	184,948	10%
Treasury stock, at cost	(30,309)	(44,370)	(61,660)	(64,129)	(71,240)	(11%)
Accumulated other comprehensive income (loss) (AOCI)(3)	(34,668)	(37,170)	(36,318)	(32,058)	(38,765)	(21%)
Total common equity	$181,487	$177,760	$175,262	$179,962	$182,977	2%

Total Citigroup stockholders’ equity	$200,740	$196,220	$193,242	$199,442	$201,972	1%
Noncontrolling interests	932	854	704	758	700	(8%)
Total equity	201,672	197,074	193,946	200,200	202,672	1%
Total liabilities and equity	$1,842,465	$1,917,383	$1,951,158	$2,260,090	$2,291,413	1%

(1)	Not used.
(2)	Includes allowance for credit losses for unfunded lending commitments.
(3)	December 31, 2021, includes an approximate $475 million (after-tax) currency translation adjustment (CTA) loss (net of hedges) associated with its consumer banking operations in Australia (see footnote 2 on page 1). The transaction generated a pretax loss on sale of approximately $680 million upon classification to held-for-sale ($580 million after-tax). The loss on sale primarily reflects the impact of a pretax $625 million CTA loss (net of hedges) ($475 million after-tax) already reflected in the Accumulated Other Comprehensive Income (AOCI) component of equity. Upon closing, the CTA-related balance will be removed from the AOCI component of equity, resulting in a neutral impact from CTA to Citi’s Common Equity Tier 1 Capital.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

OPERATING SEGMENT AND REPORTING UNIT DETAILS

(In millions of dollars)

	Full	Full	Full	Full	Full	FY 2021 vs.
	Year	Year	Year	Year	Year	FY 2020 Increase/
	2017	2018	2019	2020	2021	(Decrease)
Net Revenues
Institutional Clients Group	$35,258	$35,463	$36,109	$41,093	$39,836	(3%)
Personal Banking and Wealth Management	25,048	25,613	26,214	25,140	23,327	(7%)
Legacy Franchises	12,704	12,078	11,246	9,454	8,251	(13%)
Corporate/Other	683	882	1,498	(186)	470	NM

Total net revenues	$73,693	$74,036	$75,067	$75,501	$71,884	(5%)

Income from continuing operations
Institutional Clients Group	$8,459	$11,439	$11,666	$10,811	$14,308	32%
Personal Banking and Wealth Management	3,243	4,942	5,047	1,322	7,734	NM
Legacy Franchises	1,470	1,694	1,580	(142)	(9)	94%
Corporate/Other	(19,799)	13	1,178	(884)	(15)	98%

Income from continuing operations	$(6,627)	$18,088	$19,471	$11,107	$22,018	98%

Discontinued operations	(111)	(8)	(4)	(20)	7	NM

Net income attributable to noncontrolling interests	60	35	66	40	73	83%

Net income	$(6,798)	$18,045	$19,401	$11,047	$21,952	99%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

	Full	Full	Full	Full	Full	FY 2021 vs.
	Year	Year	Year	Year	Year	FY 2020 Increase/
	2017	2018	2019	2020	2021	(Decrease)

Commissions and fees	$4,067	$4,220	$4,071	$3,961	$4,300	9%
Administration and other fiduciary fees	2,283	2,310	2,256	2,348	2,693	15%
Investment banking	4,647	4,333	4,414	4,982	6,709	35%
Principal transactions	7,228	8,453	8,256	12,916	9,763	(24%)
Other	1,689	920	1,814	1,136	1,372	21%
Total non-interest revenue	19,914	20,236	20,811	25,343	24,837	(2%)
Net interest income (including dividends)	15,344	15,227	15,298	15,750	14,999	(5%)
Total revenues, net of interest expense	35,258	35,463	36,109	41,093	39,836	(3%)
Total operating expenses	20,032	20,427	20,745	22,336	23,949	7%
Net credit losses on loans	488	183	335	877	356	(59%)
Credit reserve build / (release) for loans	(312)	(112)	56	2,582	(2,093)	NM
Provision for credit losses on unfunded lending commitments	(165)	117	91	1,390	(753)	NM
Provisions for credit losses for HTM debt securities and other assets	-	-	-	20	-	(100%)
Provision for credit losses	11	188	482	4,869	(2,490)	NM
Income from continuing operations before taxes	15,215	14,848	14,882	13,888	18,377	32%
Income taxes	6,756	3,409	3,216	3,077	4,069	32%
Income from continuing operations	8,459	11,439	11,666	10,811	14,308	32%
Noncontrolling interests	57	17	40	50	83	66%
Net income	$8,402	$11,422	$11,626	$10,761	$14,225	32%
EOP assets (in billions)	$1,262	$1,325	$1,317	$1,592	$1,613	1%
Average assets (in billions)	1,289	1,338	1,377	$1,566	$1,669	7%
Return on average assets	0.65%	0.85%	0.84%	0.69%	0.85%
Efficiency ratio	57%	58%	57%	54%	60%

Revenue by Reporting Unit
Services	$12,082	$13,059	$13,454	$12,726	$12,539	(1%)
Markets	15,897	15,205	15,745	21,133	17,918	(15%)
Banking	7,279	7,199	6,910	7,234	9,379	30%
Total revenues, net of interest expense	$35,258	$35,463	$36,109	$41,093	$39,836	(3%)

Revenue by region
North America	$13,178	$12,030	$11,816	$15,537	$14,759	(5%)
EMEA	10,605	11,385	11,561	12,394	12,415	-
Latin America	4,239	4,360	4,554	4,293	4,277	-
Asia	7,236	7,688	8,178	8,869	8,385	(5%)
Total revenues, net of interest expense	$35,258	$35,463	$36,109	$41,093	$39,836	(3%)

Income (loss) from continuing operations by region
North America	$2,024	$3,092	$2,850	$3,005	$5,089	69%
EMEA	2,682	3,734	3,700	3,177	4,203	32%
Latin America	1,462	1,817	1,904	1,349	2,060	53%
Asia	2,291	2,796	3,212	3,280	2,956	(10%)
Income from continuing operations	$8,459	$11,439	$11,666	$10,811	$14,308	32%

EOP loans by region (in billions)
North America	$115	$124	$126	$125	$126	1%
EMEA	67	76	77	77	76	(1%)
Latin America	32	33	31	26	26	-
Asia	63	59	57	54	57	6%
Total	$277	$292	$291	$282	$285	1%

Average loans by region (in billions)
North America	$109	$117	$126	$131	$127	(3%)
EMEA	62	73	77	78	77	(1%)
Latin America	33	33	32	32	26	(19%)
Asia	59	64	59	57	57	0
Total	$263	$287	$294	$298	$287	(4%)

EOP deposits by region (in billions)
North America	$264	$286	$302	$384	$383	0
EMEA	154	163	167	191	193	1%
Latin America	25	27	30	35	38	9%
Asia	131	141	150	172	176	2%
Total	$573	$617	$649	$782	$789	1%

Average deposits by region (in billions)
North America	$261	$270	$298	$391	$402	3%
EMEA	147	161	172	186	204	10%
Latin America	27	27	29	33	37	12%
Asia	139	146	152	170	185	9%
Total	$574	$604	$651	$780	$828	6%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP

REPORTING UNIT REVENUES

(In millions of dollars, except as otherwise noted)

	Full	Full	Full	Full	Full	FY 2021 vs.
	Year	Year	Year	Year	Year	FY 2020 Increase/
	2017	2018	2019	2020	2021	(Decrease)
Services:
Net interest income	$7,060	$7,642	$8,013	$7,561	$6,552	(13%)
Non-interest revenue	5,022	5,417	5,441	5,165	5,987	16%
Total Services revenues	$12,082	$13,059	$13,454	$12,726	$12,539	(1%)

Net interest income	$6,078	$6,473	$6,756	$6,505	$5,665	(13%)
Non-interest revenue	3,086	3,323	3,378	3,004	3,509	17%
Treasury and Trade Solutions	$9,164	$9,796	$10,134	$9,509	$9,174	(4%)

Net interest income	$982	$1,169	$1,257	$1,056	$887	(16%)
Non-interest revenue	1,936	2,094	2,063	2,161	2,478	15%
Securities Services	$2,918	$3,263	$3,320	$3,217	$3,365	5%

Markets:
Net interest income	$5,146	$4,188	$3,900	$5,201	$5,203	-
Non-interest revenue	10,751	11,017	11,845	15,932	12,715	(20%)
Total Markets revenues	$15,897	$15,205	$15,745	$21,133	$17,918	(15%)

Fixed income markets	$12,534	$11,247	$12,277	$17,059	$12,922	(24%)
Equity markets	3,363	3,958	3,468	4,074	4,996	23%
Total Markets revenues	$15,897	$15,205	$15,745	$21,133	$17,918	(15%)

Rates and currencies	$8,765	$8,336	$9,119	$12,076	$8,835	(27%)
Spread products / other fixed income	3,769	2,911	3,158	4,983	4,087	(18%)
Total fixed income markets revenues	$12,534	$11,247	$12,277	$17,059	$12,922	(24%)

Banking:
Net interest income	$3,138	$3,397	$3,385	$2,988	$3,244	9%
Non-interest revenue	4,141	3,802	3,525	4,246	6,135	44%
Total Banking revenues, including gain/(loss) on loan hedges	$7,279	$7,199	$6,910	$7,234	$9,379	30%
Investment banking
Advisory	$1,123	$1,301	$1,259	$1,010	$1,796	78%
Equity underwriting	987	840	810	1,423	2,249	58%
Debt underwriting	2,416	1,724	2,010	2,173	2,586	19%
Total investment banking	4,526	3,865	4,079	4,606	6,631	44%
Corporate lending - excluding gain/(loss) on loan hedges(1)	2,886	3,289	3,263	2,687	2,888	7%
Total Banking revenues (ex-gain/(loss) on loan hedges)(1)	$7,412	$7,154	$7,342	$7,293	$9,519	31%
Gain/(loss) on loan hedges(1)	(133)	45	(432)	(59)	(140)	NM
Total Banking revenues including g/(l) on loan hedges(1)	$7,279	$7,199	$6,910	$7,234	$9,379	30%

Total ICG revenues, net of interest expense	$35,258	$35,463	$36,109	$41,093	$39,836	(3%)
Taxable-equivalent adjustments(2)	756	471	508	474	559	18%
Total ICG revenues - including taxable-equivalent adjustments(2)	$36,014	$35,934	$36,617	$41,567	$40,395	(3%)

(1)	Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.
(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

(In millions of dollars, except as otherwise noted)

	Full	Full	Full	Full	Full	FY 2021 vs.
	Year	Year	Year	Year	Year	FY 2020 Increase/
	2017	2018	2019	2020	2021	(Decrease)

Net interest income	$21,505	$22,436	$23,323	$22,326	$20,646	(8%)
Non-interest revenue	3,543	3,177	2,891	2,814	2,681	(5%)
Total revenues, net of interest expense	25,048	25,613	26,214	25,140	23,327	(7%)
Total operating expenses	13,078	13,575	13,561	13,599	14,610	7%
Net credit losses on loans	4,814	5,207	5,744	5,229	3,061	(41%)
Credit reserve build / (release) for loans	938	458	462	4,613	(4,284)	NM
Provision for credit losses on unfunded lending commitments	4	(2)	8	26	(16)	NM
Provisions for benefits and claims, and other assets	29	20	18	17	15	(12%)
Provisions for credit losses and for benefits and claims (PBC)	5,785	5,683	6,232	9,885	(1,224)	NM
Income (loss) from continuing operations before taxes	6,185	6,355	6,421	1,656	9,941	NM
Income taxes (benefits)	2,942	1,413	1,374	334	2,207	NM
Income (loss) from continuing operations	3,243	4,942	5,047	1,322	7,734	NM
Noncontrolling interests	-	-	-	-	-	-
Net income (loss)	$3,243	$4,942	$5,047	$1,322	$7,734	NM
EOP assets (in billions)	$389	$389	$417	$453	$464	2%
Average assets (in billions)	374	375	390	454	467	3%
Return on average assets	0.87%	1.32%	1.29%	0.29%	1.66%
Efficiency ratio	52%	53%	52%	54%	63%

Revenue by Reporting Unit
Branded Cards	$8,623	$8,668	$9,185	$8,799	$8,190	(7%)
Retail Services Cards	6,460	6,630	6,716	5,965	5,082	(15%)
Retail Banking	2,950	2,879	2,776	2,790	2,506	(10%)
U.S. Personal Banking	18,033	18,177	18,677	17,554	15,778	(10%)
Global Wealth Management	7,015	7,436	7,537	7,586	7,549	-
Total	$25,048	$25,613	$26,214	$25,140	$23,327	(7%)

EOP loans by Reporting Unit (in billions)
U.S. Personal Banking	$178	$182	$187	$168	$167	(1%)
Global Wealth Management	108	116	132	141	151	7%
Total	$286	$298	$319	$309	$318	3%

Average loans by Reporting Unit (in billions)
U.S. Personal Banking	$169	$173	$177	$169	$159	(6%)
Global Wealth Management	101	112	123	135	148	10%
Total	$270	$285	$300	$304	$307	1%

EOP deposits by Reporting Unit (in billions)
U.S. Personal Banking	$80	$80	$86	$108	$117	8%
Global Wealth Management	219	227	245	289	329	14%
Total	$299	$307	$331	$397	$446	12%

Average deposits by Reporting Unit (in billions)
U.S. Personal Banking	$80	$78	$82	$97	$112	15%
Global Wealth Management	215	217	231	261	305	17%
Total	$295	$295	$313	$358	$417	16%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

LEGACY FRANCHISES(1)

(In millions of dollars, except as otherwise noted)

	Full	Full	Full	Full	Full	FY 2021 vs.
	Year	Year	Year	Year	Year	FY 2020 Increase/
	2017	2018	2019	2020	2021	(Decrease)

Net interest income	$8,692	$8,487	$7,894	$6,973	$6,250	(10%)
Non-interest revenue(2)	4,012	3,591	3,352	2,481	2,001	(19%)
Total revenues, net of interest expense	12,704	12,078	11,246	9,454	8,251	(13%)
Total operating expenses(3)	8,918	8,012	7,363	6,890	8,259	20%
Net credit losses on loans	1,774	1,723	1,689	1,505	1,478	(2%)
Credit reserve build / (release) for loans	(199)	(105)	(68)	1,116	(1,621)	NM
Provision for credit losses on unfunded lending commitments	-	(2)	(7)	30	(19)	NM
Provisions for benefits and claims, HTM debt securities and other assets	80	81	55	88	100	14%
Provisions for credit losses and for benefits and claims (PBC)	1,655	1,697	1,669	2,739	(62)	NM
Income from continuing operations before taxes	2,131	2,369	2,214	(175)	54	NM
Income taxes (benefits)	661	675	634	(33)	63	NM
Income from continuing operations	1,470	1,694	1,580	(142)	(9)	94%
Noncontrolling interests	32	24	28	(6)	(10)	(67%)
Net income	$1,438	$1,670	$1,552	$(136)	$1	101%
EOP assets (in billions)	$145	$133	$136	$131	$125	(5%)
Average assets (in billions)	156	140	134	128	127	(1%)
Return on average assets	0.92%	1.19%	1.16%	(0.11)%	0.00%
Efficiency ratio	70%	66%	65%	73%	100%

Revenue by Reporting Unit and component
Asia consumer	$4,858	$4,908	$4,915	$4,311	$3,405	(21%)
Mexico consumer, small business & middle market banking	5,303	5,837	5,808	4,885	4,651	(5%)
Legacy Holdings Assets	2,543	1,333	523	258	195	(24%)
Total	$12,704	$12,078	$11,246	$9,454	$8,251	(13%)

(1)	Legacy Franchises includes Asia Consumer, which includes the operations of the Asia exit countries, including certain EMEA countries, Mexico Consumer, Mexico Small Business & Middle-Market Banking, as well as certain North America Legacy Holdings assets (consumer loan portfolios and other legacy assets).
(2)	See footnote 2 on page 1.
(3)	See footnote 3 on page 1.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER(1)

(In millions of dollars, except as otherwise noted)

	Full	Full	Full	Full	Full	FY 2021 vs.
	Year	Year	Year	Year	Year	FY 2020 Increase/
	2017	2018	2019	2020	2021	(Decrease)

Net interest income	$769	$1,594	$1,613	$(298)	$599	NM
Non-interest revenue	(86)	(712)	(115)	112	(129)	NM
Total revenues, net of interest expense	683	882	1,498	(186)	470	NM
Total operating expenses	1,453	1,009	1,114	1,549	1,375	(11%)
Provisions for HTM debt securities and other assets	-	-	-	2	(2)	NM
Income (loss) from continuing operations before taxes	(770)	(127)	384	(1,737)	(903)	48%
Income taxes (benefits)	19,029	(140)	(794)	(853)	(888)	(4%)
Income (loss) from continuing operations	(19,799)	13	1,178	(884)	(15)	98%
Income (loss) from discontinued operations, net of taxes	(111)	(8)	(4)	(20)	7	NM
Noncontrolling interests	(29)	(6)	(2)	(4)	-	100%
Net income (loss)	$(19,881)	$11	$1,176	$(900)	$(8)	NM
EOP assets (in billions)	$46	$70	$81	$81	$89	10%

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury and discontinued operations.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.